UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 28, 2016

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results from Operations and Financial Condition

On July 28, 2016, Tempur Sealy International, Inc. (the “Company”) issued a press release to announce its financial results for the quarter ended June 30, 2016 and updated financial guidance for 2016. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information furnished under Item 2.02 and 8.01 of this Form 8-K (including Exhibit 99.1 and 99.2 furnished herewith) is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 8.01 Other Items

On July 28, 2016, the Company issued a press release to announce that its Board of Directors has increased the authorization under the Company’s share repurchase program by an additional $200 million. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated July 28, 2016, titled “Tempur Sealy Reports Second Quarter 2016 Results”
99.2	Press Release dated July 28, 2016, titled “Tempur Sealy Increases Share Repurchase Program By $200 Million”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2016

Tempur Sealy International, Inc.

By:	/s/ Barry A. Hytinen
Name:	Barry A. Hytinen
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 28, 2016, titled “Tempur Sealy Reports Second Quarter 2016 Results”
99.2	Press Release dated July 28, 2016, titled “Tempur Sealy Increases Share Repurchase Program By $200 Million”